UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 22, 2006

                          SMART ENERGY SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                 0-26027                             87-0626333
        (Commission File Number)         (IRS Employer Identification No.)

                                207 Piaget Avenue
                                Clifton, NJ 07011
               (Address of Principal Executive Offices, Zip Code)

                                 (973) 340-6000
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 22, 2006, Smart Energy Solutions, Inc. (the "Registrant") issued to EGFE, Ltd. ("EGFE") two convertible promissory notes, each in the principal amount of $500,000 (the "Notes"). In consideration therefor, EGFE agreed to pay to the Registrant an aggregate of $1,000,000, of which $500,000 has already been paid and the remaining $500,000 will be paid on or before June 15, 2006. Interest on each Note will accrue at the rate of 15% per annum. The entire principal sum and all accrued interest due under each Note shall be paid on the maturity date of the respective Note. The maturity date of one of the Notes is June 4, 2007, and the maturity date of the other Note is May 24, 2007.

Pursuant to each Note, EGFE has the right, at its option, to convert the outstanding principal and interest due under the Notes to shares of the Registrant's common stock. The number of shares of common stock that shall be issued upon conversion will be calculated by dividing the amount of outstanding principal and interest that EGFE elects to convert by the conversion price specified therein. The conversion price will be calculated as follows: (1) if the Registrant is not in default under the terms of the Note, the conversion price shall be equal to 95% of the average of the last bid and ask price of the common stock as quoted on the Over-The-Counter-Bulletin -Board or such other exchange where the common stock is quoted or listed for the five trading days preceding EGFE's election to convert; or (2) if the Registrant is in default under the terms of the Note, the conversion price shall be equal to 50% of the of the average of the last bid and ask price of the common stock as quoted on the Over-The-Counter-Bulletin -Board or such other exchange where the common stock is quoted or listed for the five trading days preceding EGFE's election to convert.

For all the terms and conditions of the Notes, reference is hereby made to exhibits 10.26 and 10.27 annexed hereto. All statements made herein concerning the foregoing Notes are qualified by references to said exhibits.

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of business acquired.      Not applicable
(b)   Pro forma financial information.                Not applicable
(c)   Exhibits:

      Exhibit 10.26 15% Convertible Promissory Note Due May 24, 2007

      Exhibit 10.27 15% Convertible Promissory Note Due June 4, 2007

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SMART ENERGY SOLUTIONS, INC.


                                              By:    /s/ Pete Mateja
                                                     ---------------
                                              Name:  Pete Mateja
                                              Title: Chief Executive Officer


Date: May 25, 2006


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